                                                                 Exhibit 24.01


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Robert H. Atwell hereby constitutes and appoints Robert T. McDowell and Frederick W. Steinberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the registration statement on Form S-1 relating to the offer and sale of shares of the common stock of Education Management Corporation, a Pennsylvania corporation, and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed this power of attorney this 27th day of September, 1997.


                                        /s/  ROBERT H. ATWELL
                                             ----------------------
                                             Robert H. Atwell

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that James J. Burke, Jr. hereby constitutes and appoints Robert T. McDowell and Frederick W. Steinberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the registration statement on Form S-1 relating to the offer and sale of shares of common stock, $.01 par value, of Education Management Corporation, a Pennsylvania corporation, to be filed during the month of October 1997, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done concerning said registration, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed this power of attorney this 2nd day of October, 1997.

                                               /s/ JAMES J. BURKE, JR.
                                                  --------------------------
                                                   James J. Burke, Jr.

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that William M. Campbell, III hereby constitutes and appoints Robert T. McDowell and Frederick W. Steinberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the registration statement on Form S-1 relating to the offer and sale of shares of common stock, $.01 par value, of Education Management Corporation, a Pennsylvania corporation, to be filed during the month of October 1997, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done concerning said registration, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed this power of attorney this 2nd day of October, 1997.

                                        /s/ WILLIAM M. CAMPBELL, III
                                           -----------------------------
                                            William M. Campbell, III

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Miryam L. Drucker hereby constitutes and appoints Robert T. McDowell and Frederick W. Steinberg, and each of them, her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign any and all amendments to the registration statement on Form S-1 relating to the offer and sale of shares of common stock, $.01 par value, of Education Management Corporation, a Pennsylvania corporation, to be filed during the month of October 1997, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done concerning said registration, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed this power of attorney this 2nd day of October, 1997.

                                           /s/ MIRYAM L. DRUCKER
                                              --------------------------
                                               Miryam L. Drucker

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Albert Greenstone hereby constitutes and appoints Robert T. McDowell and Frederick W. Steinberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the registration statement on Form S-1 relating to the offer and sale of shares of common stock, $.01 par value, of Education Management Corporation, a Pennsylvania corporation, to be filed during the month of October 1997, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done concerning said registration, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed this power of attorney this 2nd day of October, 1997.

                                           /s/ ALBERT GREENSTONE
                                              --------------------------
                                               Albert Greenstone

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that James S. Pasman, Jr. hereby constitutes and appoints Robert T. McDowell and Frederick W. Steinberg, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to the registration statement on Form S-1 relating to the offer and sale of shares of common stock, $.01 par value, of Education Management Corporation, a Pennsylvania corporation, to be filed during the month of October 1997, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done concerning said registration, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         The undersigned has executed this power of attorney this 2nd day of October, 1997.

                                             /s/ JAMES S. PASMAN, JR.
                                                ---------------------------
                                                 James S. Pasman, Jr.